UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 22, 2006

COMMUNITY BANKS, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	23-2251762
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No. 0-15786
(Commission file number)

750 East Park Drive, Harrisburg, PA	17111
(Address of Principal Executive Offices)	(Zip Code)

(717) 920-1698
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 22, 2006, Community Banks, Inc. (“Community”) announced they have reached a definitive agreement to acquire Wiley Insurance Agency, Inc., located in Mt. Joy, PA. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.
(a) Not Applicable.
(b) Not Applicable.
(d) Not Applicable.
(c) Exhibits:

99.1 Press release of Community Banks, Inc. dated February 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKS, INC.
(Registrant)

Dated: February 22, 2006	By:	/s/ Donald F. Holt
Donald F. Holt Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1 Press release of Community Banks, Inc. dated February 22, 2006.